UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2023

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New york	1-4482	11-1806155
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

9201 East Dry Creek Road, Centennial, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2023 Annual Meeting of Shareholders of Arrow Electronics, Inc. (the “Company”) held on May 17, 2023 (the “Annual Meeting”), four (4) proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 5, 2023 (the “Proxy Statement”). As of the record date for the Annual Meeting, there were a total of 57,573,947 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 51,251,268 shares of common stock represented in person or by proxy at the Annual Meeting and, therefore, a quorum was present.

Proposal 1: Election of Directors

The Company’s shareholders elected ten (10) directors to hold office for a term of one year expiring at the 2024 annual meeting of the Company’s shareholders. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
William F. Austen	41,636,671	7,649,854	1,964,743
Fabian T. Garcia	48,496,376	790,149	1,964,743
Steven H. Gunby	47,325,838	1,960,687	1,964,743
Gail E. Hamilton	42,081,638	7,204,887	1,964,743
Andrew C. Kerin	45,713,495	3,573,030	1,964,743
Sean J. Kerins	48,274,301	1,012,224	1,964,743
Carol P. Lowe	48,834,101	452,424	1,964,743
Mary T. McDowell	49,031,608	254,917	1,964,743
Stephen C. Patrick	45,466,504	3,820,021	1,964,743
Gerry P. Smith	47,137,313	2,149,212	1,964,743

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The appointment was ratified with 48,117,355 shares voting for, 3,106,276 shares voting against, and 27,637 shares abstaining.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as described in the Proxy Statement. The proposal was passed by the shareholders with 45,635,074 shares voting for, 3,555,105 shares voting against, 96,346 shares abstaining, and 1,964,743 broker non-votes.

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, a frequency of every one (1) year for future advisory votes on named executive officer compensation, with the following vote: 45,463,260 shares for a frequency of every one (1) year; 8,155 shares for a frequency of every two (2) years; 3,791,257 shares for a frequency of every three (3) years; 23,853 shares abstaining, and 1,964,743 broker non-votes.

Based on the Company’s Board of Directors’ recommendation in the Proxy Statement and the voting results on Proposal 4, the Company will hold the advisory vote to approve named executive officer compensation every one (1) year until the next vote on the frequency of such advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: May 18, 2023	By:	/s/ Carine Jean-Claude
	Name:	Carine Jean-Claude
	Title:	Senior Vice President, Chief Legal Officer and Secretary